Other Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Various Commitments for Material Contracts
In addition to the lease payments described in Note 9, the Company has various commitments under the following types of material contracts: (i) Management Agreement with Emmis (Note 15) and (ii) other contracts with annual commitments (including payouts to former management of Fairway Outdoor) at December 31, 2020 as follows:

Year ending December 31,	Management Agreement	Other Contracts	Total
2021	$625	$981	$1,606
2022	—	581	581
2023	—	12	12
2024	—	—	—
2025	—	—	—
Thereafter	—	—	—

Total	$625	$1,574	$2,199